SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 2003


                                 CRYOLIFE, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-13165

                 Florida                                    59-2417093
     (State or other jurisdiction of               (IRS Employer Identification
              incorporation)                                   No.)





       1655 Roberts Boulevard N.W.
            Kennesaw, Georgia                                  30144
 (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code: (770) 419-3355



          (Former name or former address, if changed since last report)


Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number     Description
         --------------     -----------

         99.1               Transcript  of earnings conference call held August
                            5, 2003


Item 12.  Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities
Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

On August 5, 2003, CryoLife, Inc. ("CryoLife") held its second quarter 2003 earnings conference call, broadcast live by webcast. A transcript of the call is attached hereto as Exhibit 99.1 and incorporated by reference.

Except for the historical  information  contained in this report, the statements
made  by  CryoLife  are  forward-looking   statements  that  involve  risks  and
uncertainties. All such statements are subject to the safe harbor created by the
Private  Securities  Litigation Reform Act of 1995.  CryoLife's future financial performance could differ  significantly  from the expectations of management and from results  expressed or implied in the earnings  conference call. For further information on other risk factors,  please refer to the "Risk Factors" contained in CryoLife's  press release dated August 5, 2003,  and in CryoLife's  Form 10-K for the fiscal year ended  December 31, 2002, as filed with the  Securities  and
Exchange  Commission.  CryoLife  disclaims  any  obligation or duty to update or modify these forward-looking statements.


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CRYOLIFE, INC.



Date: August 11, 2003                 By: /s/ D. Ashley Lee
                                          --------------------------------------
                                          Name: D. Ashley Lee
                                          Title: Vice President, Chief Financial
                                                 Officer and Treasurer



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

                                  EXHIBIT INDEX


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

Exhibit Number             Description                                                  Page
--------------             -----------                                                  ----
      99.1                 Transcript of earnings conference call held August 5, 2003      5





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